Exhibit 10.27

                              1997 AMENDMENT TO THE
                          SPECIALTY CARE NETWORK, INC.
               1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


      Specialty Care Network, Inc. (the "Company") hereby amends the Specialty Care Network, Inc. 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") as follows:

      1. The definition of "Change in Control" in Section 2.1 of the Plan is hereby amended in its entirety to read as follows:

                        "Change in Control" shall be deemed to have occurred if:

                        (a) After January 1, 1997, any "person' (as such term is
                  used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 1+d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of the then outstanding securities of the Company, except where the acquisition is approved by the Board; or

                        (b) The shareholders of the Company approve (or, if
                  shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, or (ii) a sale or other disposition of all or substantially all of the assets of the Company.

      2.    In all other respects, the Plan is hereby ratified and confirmed.

      3.    This amendment shall be effective as of January 2, 1997.


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      IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this amendment.


                                        SPECIALTY CARE NETWORK, INC.


                                        By:
                                        Date:__________________________________
Attest:


___________________________


___________________________
Date


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